                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2004

                            SURFNET MEDIA GROUP, INC.
        (Exact name of small business issuer as specified in its charter)

         Delaware                 333-57818                 58-2604254

(State or other jurisdiction     Commission                (IRS Employer
     of incorporation)           File Number             Identification No.)

                              2801 South Fair Lane
                            Tempe, Arizona 85282-3162
           (Address of principal executive offices, including zip code

                                 (602) 426-7200
                 (Issuer's telephone number including area code)

                                       1

ITEM 5. OTHER EVENTS.

        On May 28, 2004, James Nova resigned as Chief Operating Officer and as an employee of and consultant to the Company.

                                       2

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

SURFNET MEDIA GROUP, INC.
("Registrant")

By:  /s/ Robert D. Arkin
     Robert D. Arkin
     Chairman

Date:    June 1, 2004